UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2012

Date of reporting period:	July 31, 2012

Item 1. Schedule of Investments

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited)

Principal
Amount
(000s)		Value*
MORTGAGE-BACKED SECURITIES—51.7%
$405	Adjustable Rate Mortgage Trust, 2.890%, 1/25/36, CMO (h)	$267,755
£367	Auburn Securities PLC, 1.014%, 10/1/41, CMO (h)	497,523
	Banc of America Funding Corp., CMO (h)
$378	2.628%, 12/20/36	373,085
2,219	2.817%, 12/20/34	1,642,740
549	2.835%, 12/20/34	302,415
2,826	3.034%, 3/20/36	2,039,067
1,452	5.919%, 10/20/46	925,452
2,797	Banc of America Large Loan, Inc., 1.999%, 11/15/15, CMO (a)(d)(h)	2,672,363
837	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
	5.918%, 4/11/36, CMO (a)(d)	837,724
	Banc of America Mortgage Securities, Inc., CMO,
306	2.635%, 10/20/46, (h)	138,602
438	2.766%, 9/25/34, (h)	409,226
928	3.111%, 6/25/35, (h)	897,082
1,161	5.75%, 8/25/34, (k)	1,225,206
	BCAP LLC Trust, CMO (a)(d)(h)
2,532	2.307%, 11/26/37	2,390,516
550	4.71%, 3/26/36	494,020
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (h)
189	2.604%, 9/25/34	141,602
757	2.73%, 1/25/35	701,719
1,813	2.77%, 10/25/36	1,191,175
794	3.619%, 8/25/47	477,653
1,701	5.267%, 3/25/35	1,653,278
242	5.445%, 9/25/34	229,560
889	5.564%, 6/25/47	677,924
	Bear Stearns Alt-A Trust, CMO (h)
3,170	0.406%, 6/25/46	1,285,801
1,871	0.596%, 1/25/35	1,628,725
1,800	2.703%, 9/25/34	1,392,245
589	2.741%, 4/25/35	364,958
1,704	2.953%, 5/25/36	856,313
962	3.074%, 5/25/35	595,428
1,120	3.561%, 9/25/34	996,279
6,680	4.39%, 8/25/36	3,736,017
117	4.781%, 11/25/35	89,281
1,158	4.889%, 11/25/36	701,095
619	4.909%, 7/25/35	438,917
1,031	5.542%, 8/25/36	625,647
2,500	Bear Stearns Commercial Mortgage Securities,
	5.534%, 3/13/40, CMO (a)(d)(h)	2,327,071
£590	Bluestone Securities PLC, 1.211%, 6/9/43, CMO (h)	784,361
$4,184	CBA Commercial Small Balance Commercial Mortgage,
	5.54%, 1/25/39, CMO (a)(d)	2,326,610
	Chase Mortgage Finance Corp., CMO,
2,028	5.50%, 11/25/21	1,877,084
2,467	6.00%, 3/25/37	2,075,038
	Citigroup Mortgage Loan Trust, Inc., CMO,
1,120	3.046%, 3/25/37 (h)	683,782
1,038	5.50%, 11/25/35	800,542
2,170	Commercial Mortgage Pass Through Certificates,
	5.934%, 7/10/46, CMO (a)(d)(h)	2,175,519
	Countrywide Alternative Loan Trust, CMO
1,618	0.442%, 12/20/46 (h)	904,464

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$1,857	0.496%, 6/25/37 (h)	$844,306
3,910	0.577%, 11/20/35 (h)	2,387,307
3,869	0.596%, 5/25/36 (h)	1,736,393
432	5.50%, 10/25/35	389,063
649	6.00%, 11/25/35	328,647
758	6.00%, 4/25/36	520,984
1,323	6.00%, 4/25/37	828,003
2,875	6.00%, 5/25/37	2,058,252
767	6.25%, 8/25/37	489,582
1,056	6.50%, 9/25/32	968,574
2,453	6.50%, 7/25/35	1,041,508
1,071	6.50%, 6/25/36	700,917
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,497	0.566%, 3/25/35 (h)	1,018,777
59	2.644%, 10/20/35 (h)	39,578
5,912	2.706%, 11/25/35 (h)	4,284,055
250	2.878%, 8/20/35 (h)	166,363
677	2.962%, 6/20/35 (h)	447,240
147	3.003%, 8/25/34 (h)	111,698
2,012	3.428%, 3/25/37 (h)	1,038,791
1,738	5.331%, 9/25/47 (h)	1,165,780
484	5.50%, 8/25/35	465,822
2,703	Credit Suisse First Boston Mortgage Securities Corp.,
	7.50%, 5/25/32, CMO (k)	2,814,496
	Credit Suisse Mortgage Capital Certificates, CMO,
887	0.419%, 10/15/21 (a)(d)(h)	853,184
1,102	0.846%, 7/25/36 (h)	526,665
825	5.896%, 4/25/36	538,742
701	6.50%, 5/25/36	394,245
848	6.50%, 7/26/36	339,667
€5,240	DECO Series, 0.587%, 10/27/20, CMO (h)	5,898,955
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, CMO (h)
$1,115	0.396%, 2/25/47	564,437
251	6.25%, 7/25/36	131,470
845	Deutsche Mortgage Securities, Inc., 5.50%, 9/25/33, CMO	878,316
1,416	Downey Savings & Loan Assoc. Mortgage Loan Trust,
	0.427%, 4/19/47, CMO (h)	301,965
	EMF-NL, CMO (h)
€800	1.486%, 7/17/41	625,043
€1,000	1.736%, 10/17/41	937,098
	First Horizon Alternative Mortgage Securities, CMO,
$2,848	2.507%, 11/25/36 (h)	1,587,789
760	2.573%, 5/25/36 (h)	469,039
442	2.574%, 2/25/36 (h)	321,106
603	2.608%, 8/25/35 (h)	109,996
270	6.25%, 11/25/36	195,260
	First Horizon Asset Securities, Inc., CMO,
2,313	2.584%, 1/25/37 (h)	1,727,072
422	5.492%, 7/25/37 (h)	330,174
418	5.50%, 8/25/35	319,809
52,853	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO (f)(h)	293,088
	GMAC Mortgage Corp. Loan Trust, CMO (h)
416	3.26%, 6/25/34	384,655

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$214	3.318%, 7/19/35	$187,276
436	3.454%, 6/25/34	412,957
2,057	Greenpoint Mortgage Funding Trust, 0.426%, 1/25/37, CMO (h)	1,081,067
460	Greenwich Capital Commercial Funding Corp.,
	0.386%, 11/5/21, CMO (a)(d)(h)	439,631
	GS Mortgage Securities Corp. II, CMO (a)(d)(h)
10,171	1.554%, 8/10/43, IO	844,951
140	4.805%, 3/6/20	139,788
2,100	5.994%, 8/10/43	2,044,988
	GSR Mortgage Loan Trust, CMO,
1,156	0.696%, 7/25/37 (h)	711,871
3,494	2.704%, 1/25/36 (h)	2,814,812
60	2.848%, 12/25/34 (h)	47,251
148	6.00%, 9/25/34	151,606
	Harborview Mortgage Loan Trust, CMO (h)
3,380	0.437%, 2/19/46	2,188,759
6,088	0.457%, 11/19/36	3,961,004
249	0.567%, 1/19/35	172,652
646	0.807%, 6/19/34	539,886
2,813	5.613%, 6/19/36	1,794,350
577	5.75%, 8/19/36	351,070
771	Homebanc Mortgage Trust, 0.496%, 3/25/35, CMO (h)	562,863
€1,148	IM Pastor FTH, 0.797%, 3/22/44, CMO (h)	801,550
$616	Impac CMB Trust, 0.506%, 11/25/35, CMO (h)	382,599
2,797	Indymac INDA Mortgage Loan Trust, 2.780%, 12/25/36, CMO (h)	1,867,274
	Indymac Index Mortgage Loan Trust, CMO (h)
412	1.046%, 8/25/34	284,596
834	1.106%, 9/25/34	581,614
637	2.499%, 6/25/37	345,760
1,907	2.997%, 5/25/37	1,095,340
2,781	5.228%, 11/25/36	2,244,103
339	5.268%, 5/25/37	61,578
	JPMorgan Alternative Loan Trust, CMO (h)
923	2.852%, 5/25/36	566,423
620	5.50%, 11/25/36	620,617
4,000	JPMorgan Chase Commercial Mortgage Securities Corp.,
	5.646%, 3/18/51, CMO (a)(d)(h)	4,028,232
	JPMorgan Mortgage Trust, CMO,
123	2.772%, 10/25/36 (h)	90,671
797	3.003%, 6/25/37 (h)	563,152
410	3.01%, 7/25/35 (h)	383,595
1,899	5.449%, 5/25/36 (h)	1,478,206
3,046	5.50%, 11/25/34	3,096,257
366	6.00%, 8/25/37	317,759
	Landmark Mortgage Securities PLC, CMO (h)
€684	0.883%, 6/17/38	714,487
£1,794	1.151%, 6/17/38	2,436,702
	Lehman Mortgage Trust, CMO,
$4,749	6.00%, 5/25/37	4,307,921
1,024	6.454%, 4/25/36 (h)	993,870
	MASTR Adjustable Rate Mortgage Trust, CMO (h)
1,630	0.456%, 4/25/46	977,071
971	0.888%, 1/25/47	466,294

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$1,318	3.32%, 10/25/34	$973,903
	Morgan Stanley Mortgage Loan Trust, CMO,
3,704	2.895%, 7/25/35 (h)	2,505,088
715	3.097%, 1/25/35 (h)	55,402
1,223	5.75%, 12/25/35	967,886
873	6.00%, 8/25/37	794,395
6,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)	5,394,000
	Prime Mortgage Trust, CMO,
7,075	0.596%, 6/25/36 (h)	2,339,497
426	7.00%, 7/25/34	392,242
509	Prudential Securities Secured Financing Corp.,
	6.755%, 6/16/31, CMO (a)(d)(h)	508,697
	RALI Trust, CMO,
543	0.426%, 6/25/46 (h)	210,931
1,253	6.00%, 8/25/35	1,076,216
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO (a)(d)(h)	2,032,261
59	Regal Trust IV, 2.618%, 9/29/31, CMO (a)(d)(h)	52,527
	Residential Accredit Loans, Inc., CMO,
282	5.50%, 4/25/37	178,190
1,248	6.00%, 1/25/37	843,369
963	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	668,711
	Residential Funding Mortgage Securities I, CMO,
708	5.735%, 7/27/37 (h)	568,119
1,380	6.00%, 6/25/37	1,134,949
	Salomon Brothers Mortgage Securities VII, Inc.,
964	6.50%, 2/25/29, CMO	979,077
768	Sequoia Mortgage Trust, 2.873%, 1/20/38, CMO (h)	523,684
	Structured Adjustable Rate Mortgage Loan Trust, CMO (h)
54	2.784%, 8/25/34	46,561
3,002	5.21%, 11/25/36	2,543,250
2,578	5.428%, 1/25/36	1,803,251
	Structured Asset Mortgage Investments, Inc., CMO (h)
3,912	0.456%, 8/25/36	2,285,410
328	0.476%, 5/25/45	215,642
1,013	Structured Asset Securities Corp., 2.715%, 1/25/34, CMO (h)	933,468
840	Suntrust Adjustable Rate Mortgage Loan Trust, 5.703%, 10/25/37, CMO (h)	739,978
€190	Talisman Finance PLC, 0.697%, 4/22/17, CMO (h)	205,836
$639	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	327,468
341	Wachovia Bank Commercial Mortgage Trust, 0.339%, 9/15/21, CMO (a)(d)(h)	330,463
5,000	WaMu Commercial Mortgage Securities Trust,
	6.132%, 3/23/45, CMO (a)(d)(h)	4,424,742
	WaMu Mortgage Pass Through Certificates, CMO (h)
71	0.536%, 10/25/45	60,404
205	2.12%, 3/25/33	204,186
3,447	2.516%, 6/25/37	2,201,373
3,763	2.618%, 7/25/46	3,118,862
1,299	2.64%, 3/25/37	845,390
2,645	2.708%, 2/25/37	1,985,236
3,715	2.853%, 7/25/37	2,346,035
849	5.00%, 11/25/36	637,895
2,933	5.054%, 7/25/37	2,259,941
2,216	5.124%, 2/25/37	1,588,688
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
1,151	0.997%, 10/25/46 (h)	528,725

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$5,873	5.50%, 7/25/35	$4,510,418
73	Washington Mutual MSC Mortgage Pass Through Certificates,
	1.60%, 6/25/33, CMO (h)	49,250
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,049	0.746%, 7/25/37 (h)	844,470
75	2.613%, 9/25/36 (h)	56,146
76	2.618%, 10/25/36 (h)	58,459
179	2.645%, 4/25/36 (h)	149,357
2,135	2.893%, 9/25/36 (h)	1,666,776
105	5.50%, 1/25/36	44,560
2,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	2,590,775
	Total Mortgage-Backed Securities (cost—$187,700,788)	197,379,387

CORPORATE BONDS & NOTES—45.4%
Aerospace/Defense—0.5%
3,000	Colt Defense LLC, 8.75%, 11/15/17	1,935,000

Airlines—3.6%
2,500	American Airlines, Inc., 10.50%, 10/15/12 (e)	2,750,000
970	American Airlines Pass Through Trust, 8.625%, 4/15/23	1,021,428
	Continental Airlines Pass Through Trust (k),
1,110	7.707%, 10/2/22	1,215,284
1,073	8.048%, 5/1/22	1,190,824
1,643	Delta Air Lines, Inc., 7.75%, 6/17/21 (k)	1,864,326
610	Northwest Airlines, Inc., 1.217%, 11/20/15, (MBIA) (h)(k)	582,526
	United Air Lines Pass Through Trust (k),
2,392	9.75%, 7/15/18	2,738,837
2,184	10.40%, 5/1/18	2,492,748
		13,855,973
Banking—8.8%
£2,100	Barclays Bank PLC, 14.00%, 6/15/19 (g)	3,884,409
	BPCE S.A., (g),
€750	9.00%, 3/17/15	855,897
€350	9.25%, 4/22/15	397,265
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	3,691,937
$6,875	11.00%, 6/30/19 (a)(d)(g)(k)	8,829,851
7,300	Discover Bank, 7.00%, 4/15/20 (k)	8,542,730
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (g)	1,781,720
$5,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	5,512,500
		33,496,309
Construction & Engineering—0.9%
3,636	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	3,408,750

Energy—0.6%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,128,770

Financial Services—9.8%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a)(d)	520,000
	Ally Financial, Inc.,
1,850	6.75%, 12/1/14 (k)	1,985,387
5,000	8.30%, 2/12/15	5,568,750

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Financial Services (continued)
	AngloGold Ashanti Holdings PLC, (k),
$300	5.375%, 4/15/20	$314,891
800	6.50%, 4/15/40	819,788
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	2,040,322
3,700	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(k)	3,875,750
	Credit Agricole S.A., (g),
£650	5.136%, 2/24/16	640,482
£500	7.589%, 1/30/20	525,233
£1,400	8.125%, 10/26/19	1,624,798
$5,000	HSBC Finance Corp., 6.676%, 1/15/21 (k)	5,589,530
£200	LBG Capital No.2 PLC, 15.00%, 12/21/19	387,384
$2,500	Morgan Stanley, 0.935%, 10/15/15 (h)(k)	2,285,225
	SLM Corp.,
150	0.751%, 1/27/14 (h)	145,193
200	4.753%, 12/15/13 (h)	200,160
975	5.00%, 10/1/13 (k)	1,014,000
1,000	5.375%, 5/15/14 (k)	1,049,071
1,000	8.00%, 3/25/20 (k)	1,127,500
4,700	8.45%, 6/15/18 (k)	5,381,500
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (g)(k)	2,475,000
		37,569,964
Healthcare & Hospitals—0.9%
3,000	HCA, Inc., 6.50%, 2/15/20 (k)	3,360,000

Hotels/Gaming—2.1%
1,600	MGM Resorts International, 9.00%, 3/15/20 (k)	1,790,000
5,700	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(d)(k)	6,084,837
		7,874,837
Insurance—3.6%
	American International Group, Inc.,
1,650	6.25%, 5/1/36 (k)	2,006,958
1,500	6.40%, 12/15/20 (k)	1,759,465
£546	6.765%, 11/15/17 (a)(d)	964,601
$6,400	8.25%, 8/15/18 (k)	7,906,617
£550	8.625%, 5/22/68, (converts to FRN on 5/22/18)	903,761
		13,541,402
Machinery—0.1%
$500	Maxim Crane Works L.P., 12.25%, 4/15/15 (a)(b)(d)(l) (acquisition cost-$445,000; purchased 12/13/11)	497,500

Multi-Media—0.1%
500	McClatchy Co., 11.50%, 2/15/17	532,500

Oil & Gas—9.5%
	Anadarko Petroleum Corp., (k),
600	6.20%, 3/15/40	749,332
3,300	6.375%, 9/15/17	3,963,884
4,200	6.45%, 9/15/36	5,339,935
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	8,021,271
958	Global Geophysical Services, Inc., 10.50%, 5/1/17	912,495

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Oil & Gas (continued)
$2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (k)	$3,006,877
4,700	NGPL PipeCo LLC, 9.625%, 6/1/19 (a)(b)(d)(l) (acquisition cost-$4,700,000; purchased 5/22/12)	5,123,000
4,850	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(k)	5,286,500
3,500	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)	3,101,875
	Pride International, Inc., (k),
200	6.875%, 8/15/20	251,685
200	7.875%, 8/15/40	299,246
		36,056,100
Paper & Forest Products—0.6%
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (k)	2,358,412

Real Estate Investment Trust—1.7%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (k)	1,076,236
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (k)	5,551,895
		6,628,131
Retail—1.0%
2,854	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)(k)	3,682,001

Telecommunications—0.6%
2,000	Frontier Communications Corp., 9.00%, 8/15/31	1,980,000
500	Telecom Italia Capital S.A., 7.20%, 7/18/36 (k)	432,500
		2,412,500
Utilities—1.0%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)(k)	1,686,000
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20 (k)	2,172,500
		3,858,500
	Total Corporate Bonds & Notes (cost—$150,579,356)	173,196,649

U.S. GOVERNMENT AGENCY SECURITIES—32.1%
	Fannie Mae, MBS,
96	4.00%, 11/1/33	103,389
123	4.00%, 3/1/39	132,220
254	4.00%, 5/1/39 (k)	272,597
2,487	4.00%, 8/1/40 (k)	2,671,025
1,405	4.00%, 9/1/40 (k)	1,509,023
20,900	4.00%, 10/1/40 (k)	22,466,046
12,173	4.00%, 11/1/40 (k)	13,073,955
5,052	4.00%, 12/1/40 (k)	5,448,378
18,510	4.00%, 1/1/41 (k)	19,892,544
23,001	4.00%, 2/1/41 (k)	24,706,945
16,798	4.00%, 3/1/41 (k)	18,065,228
5,121	4.00%, 4/1/41 (k)	5,501,535
1,373	4.00%, 5/1/41 (k)	1,474,850
280	4.00%, 6/1/41 (k)	301,284
1,988	4.00%, 7/1/41 (k)	2,148,205
4,290	4.00%, 8/1/41 (k)	4,608,594
	Total U.S. Government Agency Securities (cost—$114,929,612)	122,375,818

ASSET-BACKED SECURITIES—14.5%
552	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	449,868
1,553	Accredited Mortgage Loan Trust, 0.426%, 4/25/36 (h)	1,335,635
705	ACE Securities Corp., 0.646%, 8/25/45 (h)	676,976

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)
	Advanta Business Card Master Trust, (b)(h),
$147	0.497%, 6/20/14	$140,427
147	0.497%, 12/22/14	140,427
	Asset-Backed Funding Certificates, (h)
16	0.806%, 10/25/33	11,911
1,997	1.071%, 8/25/33	1,599,180
1,671	Associates Manufactured Housing Pass Through Certificates,
	7.15%, 3/15/28 (h)	1,711,842
	Bear Stearns Asset-Backed Securities Trust, (h),
1,687	0.746%, 9/25/34	1,213,641
1,594	3.188%, 7/25/36	341,591
145	Bear Stearns Second Lien Trust, 0.466%, 12/25/36 (a)(d)(h)	143,740
3,882	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30 (h)	2,147,853
	Conseco Finance Securitizations Corp.,
1,528	7.77%, 9/1/31	1,575,761
606	7.96%, 5/1/31	499,764
311	7.97%, 5/1/32	217,125
3,580	8.06%, 5/1/31	2,375,024
	Conseco Financial Corp.,
272	6.22%, 3/1/30	298,832
303	6.33%, 11/1/29 (h)	322,308
242	6.53%, 2/1/31 (h)	245,941
148	6.86%, 3/15/28	154,536
461	7.05%, 1/15/27	482,679
980	7.14%, 3/15/28	1,073,103
670	7.24%, 6/15/28 (h)	732,270
627	7.40%, 6/15/27	660,942
21	7.65%, 10/15/27 (h)	20,943
	Countrywide Asset-Backed Certificates, (h),
26	0.396%, 3/25/47	16,069
1,287	0.586%, 12/25/36 (a)(d)	570,811
1,027	0.636%, 11/25/34	956,361
890	0.806%, 8/25/32	584,802
223	4.693%, 10/25/35	200,608
631	Countrywide Home Equity Loan Trust, 0.599%, 3/15/29 (h)	611,364
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (h)	1,111,832
772	GSAMP Trust, 0.546%, 5/25/36 (a)(d)(h)	734,029
59	Home Equity Asset Trust, 2.646%, 10/25/33 (h)	39,357
	Indymac Residential Asset-Backed Trust, (h),
18,750	0.486%, 4/25/47	6,765,075
6,500	0.566%, 4/25/47	2,677,802
13	JPMorgan Mortgage Acquisition Corp., 0.326%, 8/25/36 (h)	3,572
	Long Beach Mortgage Loan Trust, (h),
1,299	0.406%, 10/25/36	443,973
614	2.721%, 3/25/32	401,487
2,955	Loomis Sayles CBO, 0.678%, 10/26/20 (a)(d)(h)	2,824,437
476	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	477,483
7,355	Merrill Lynch First Franklin Mortgage Loan Trust, 0.486%, 5/25/37 (h)	3,336,272
2,111	Merrill Lynch Mortgage Investors, Inc., 0.746%, 6/25/36 (h)	1,173,191
1,750	Morgan Stanley Dean Witter Capital I, 1.671%, 2/25/33 (h)	1,310,033
530	Oakwood Mortgage Investors, Inc., 8.00%, 10/15/26	533,059
	Option One Mortgage Loan Trust,
4	0.366%, 2/25/38 (h)	4,377
74	5.662%, 1/25/37	40,478
4,952	Origen Manufactured Housing, 7.65%, 3/15/32	5,317,996
	Residential Asset Mortgage Products, Inc.,
27	4.02%, 4/25/33 (h)	23,317

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$858	5.22%, 7/25/34 (h)	$767,435
1,725	5.86%, 11/25/33	1,451,570
	Residential Asset Securities Corp., (h),
29	0.436%, 3/25/36	28,439
30	4.47%, 3/25/32	30,059
525	Securitized Asset-Backed Receivables LLC Trust, 0.476%, 2/25/37 (h)	201,532
100	Specialty Underwriting & Residential Finance, 0.496%, 9/25/36 (h)	99,056
909	Structured Asset Securities Corp., 0.546%, 6/25/35 (h)	636,282
4,002	Talon Funding Ltd., 0.958%, 6/5/35 (a)(d)(f)(h)	2,740,861
741	UCFC Home Equity Loan, 7.75%, 4/15/30 (h)	514,308
	Total Asset-Backed Securities (cost—$50,927,286)	55,199,646

SENIOR LOANS (a)(c) —5.1%
Computer Services—0.4%
1,749	First Data Corp., 2.997%, 9/24/14, Term B1	1,703,237

Financial Services—3.4%
532	iStar Financial, Inc., 5.00%, 6/28/13, Term A1	532,291
13,000	Springleaf Finance Corp., 5.50%, 5/10/17	12,420,421
		12,952,712
Healthcare & Hospitals—0.3%
1,000	HCA, Inc., 2.496%, 11/17/13, Term B	998,958

Hotels/Gaming—0.4%
1,500	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(l) (acquisition cost-$1,445,625; purchased 5/1/12-7/10/12)	1,485,000

Oil & Gas—0.2%
951	Petroleum Export, 3.468%, 12/20/12, Term B	883,965

Printing/Publishing—0.1%
515	Tribune Co., 5.00%, 6/4/24, Term X (b)(e)(l) (acquisition cost-$499,096; purchased 11/30/07-2/27/09)	370,772

Utilities—0.3%
1,913	Texas Competitive Electric Holdings Co. LLC, 4.746%, 10/10/17	1,222,051
	Total Senior Loans (cost—$20,069,644)	19,616,695

Shares
CONVERTIBLE PREFERRED STOCK—4.8%
Financial Services—4.4%
14,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	16,776,500

Utilities—0.4%
25,500	PPL Corp., 9.50%, 7/1/13	1,385,925
	Total Convertible Preferred Stock (cost—$10,478,225)	18,162,425

Principal
Amount
(000s)
SOVEREIGN DEBT OBLIGATIONS—2.1%
Brazil—0.4%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL 363	10.00%, 1/1/14	182,006
BRL 2,984	10.00%, 1/1/17	1,508,248
		1,690,254

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Philippines—1.7%
$5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19	$6,450,000
	Total Sovereign Debt Obligations (cost—$7,250,778)	8,140,254

CONVERTIBLE BONDS—1.1%
Real Estate Investment Trust—1.1%
3,800	SL Green Operating Partnership L.P.,
	3.00%, 10/15/17 (a)(d) (cost—$3,778,257)	4,355,750

MUNICIPAL BONDS—0.7%
California—0.1%
540	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project,
	9.50%, 6/1/14, Ser. B	560,163

West Virginia—0.6%
2,975	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,257,222
	Total Municipal Bonds (cost—$3,393,358)	2,817,385

Shares
PREFERRED STOCK—0.3%
Financial Services—0.3%
	SLM Corp., CPI-Linked MTN, Ser. A (n),
32,400	4.303%, 3/15/17	777,600
8,500	4.701%, 1/16/18	197,285
	Total Preferred Stock (cost—$460,125)	974,885

Principal
Amount
(000s)
U.S. TREASURY OBLIGATIONS—0.0%
$100	U.S. Treasury Notes, 2.375%, 8/31/14 (i) (cost—$102,602)	104,453

Shares
WARRANTS—0.0%
Construction & Engineering—0.0%
3,575	Alion Science and Technology Corp., expires 11/01/14 (a)(d)(f)(j) (cost—$36)	36

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS—7.0%
U.S. Treasury Obligations (i)(m)—4.4%
$16,711	U.S. Treasury Bills, 0.123%-0.186%, 8/23/12-6/27/13 (cost—$16,707,451)	16,707,785

Corporate Notes—0.6%
Financial Services—0.6%
	SLM Corp.,
€1,250	0.992%, 6/17/13 (h)	1,501,803
$220	4.753%, 6/15/13 (h)	219,177
500	5.125%, 8/27/12	500,019
100	5.375%, 1/15/13	101,754
	Total Corporate Notes (cost—$2,466,369)	2,322,753

PIMCO Income Opportunity Fund Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Sovereign Debt Obligations—0.0%
Brazil—0.0%
BRL 100	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/13, Ser. F (cost—$63,414)	$49,330

Asset-Backed Securities—0.0%
$38	Oakwood Mortgage Investors, Inc., 0.479%, 5/15/13 (h) (cost—$35,778)	30,164

Repurchase Agreements—2.0%
7,300	Credit Suisse Securities (USA) LLC, dated 7/31/12, 0.20%, due 8/1/12, proceeds $7,300,041; collateralized by U.S. Treasury Notes, 0.25%, due 7/15/15, valued at $7,479,187 including accrued interest	7,300,000
505	State Street Bank & Trust Co., dated 7/31/12, 0.01%, due 8/1/12, proceeds $505,000; collateralized by Fannie Mae, 1.75%, due 2/22/13, valued at $462,452 and Federal Home Loan Bank, 0.30%, due 12/4/13, valued at $55,027 including accrued interest	505,000
	Total Repurchase Agreements (cost—$7,805,000)	7,805,000
	Total Short-Term Investments (cost—$27,078,012)	26,915,032

	Total Investments (cost—$576,748,079) (o)—164.8%	629,238,415
	Liabilities in excess of other assets—(64.8)%	(247,406,194)
	Net Assets—100.0%	$381,832,221

Notes to Schedule of Investments:

*                                         Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees has adopted methods for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Valuation Committee has been established by the Board of Trustees to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board of Trustees as instructed. The Sub-Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board of Trustees. The Board of Trustees shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub-Adviser may elect to obtain market quotations (“broker quotes”) directly from a broker-dealer.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. NAV of the Fund is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)                                  Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $111,715,428, representing 29.3% of net assets.

(b)                                 Illiquid.

(c)                                  These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2012.

(d)                                 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)                                  In default.

(f)                                    Fair-Valued—Securities with an aggregate value of $3,033,985, representing 0.8% of net assets.

(g)                                 Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(h)                                 Variable or Floating Rate Security—Security with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on July 31, 2012.

(i)                                     All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)                                     Non-income producing.

(k)                                  All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)                                     Restricted. The aggregate acquisition cost of such securities is $7,089,721 and the aggregate market value is $7,476,272, representing 2.0% of net assets.

(m)                               Rates reflect the effective yields at purchase date.

(n)                                 Floating Rate. The rate disclosed reflects the rate in effect on July 31, 2012.

(o)                                 At July 31, 2012, the cost basis of portfolio securities for federal income tax purposes was $576,750,474. Gross unrealized appreciation was $65,907,966; gross unrealized depreciation was $13,420,025; and net unrealized appreciation was $52,487,941. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

Glossary:

BRL—Brazilian Real

£—British Pound

CMO—Collateralized Mortgage Obligation

CPI—Consumer Price Index

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2012.

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

MTN—Medium Term Notes

PIK—Payment-in-Kind

PO—Principal Only

Other Investments:

(A) OTC credit default swap agreements outstanding at July 31, 2012 :

Sell protection swap agreements(1):

							Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit		Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (2)	Spread (3)		Date	Received	Value (4)	Paid(Received)	(Depreciation)
Bank of America:
Dow Jones CDX HY-9 5-Year Index 35-100%	$9,418	0.04%		12/20/12	1.44%	$67,883	—	$67,883
MetLife	6,200	1.97		9/20/15	1.00	(175,627)	$(416,629)	241,002
SLM	4,150	1.79		12/20/13	5.00	207,449	(508,375)	715,824
Barclays Bank:
Gazprom	1,250	2.43		12/20/17	1.90	(30,756)	—	(30,756)
VTB Capital	1,250	3.33		12/20/17	2.34	(57,132)	—	(57,132)
Citigroup:
Majapahit Holding	3,000	2.67		12/20/17	2.65	6,267	—	6,267
Republic of Indonesia	3,000	1.74		12/20/17	2.14	69,155	—	69,155
SLM	4,150	1.79		12/20/13	5.00	207,449	358,731	(151,282)
Credit Suisse First Boston:
Nokia Oyj	€1,000	9.98		6/20/17	5.00	(205,535)	(189,375)	(16,160)
Nokia Oyj	€2,000	10.06		9/20/17	5.00	(430,178)	(431,885)	1,707
TNK	$1,500	2.62		12/20/17	3.15	45,229	—	45,229
Deutsche Bank:
SLM	900	1.79		12/20/13	5.00	44,989	(126,000)	170,989
Royal Bank of Scotland:
Markit ABX.HE Index 07-1	8,644		†	8/25/37	0.09	(3,955,799)	(4,278,961)	323,162
Markit ABX.HE Index 06-1	10,048		†	7/25/45	0.18	(850,164)	(1,004,842)	154,678
Markit ABX.HE Index 06-1	19,544		†	7/25/45	0.32	(10,022,393)	(11,485,041)	1,462,648
						$(15,079,163)	$(18,082,377)	$3,003,214

†  Credit Spread not quoted for asset-backed securities.

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ABX.HE—Asset Backed Securities Index-Home Equity

CDX—Credit Derivatives Index

OTC—Over-the-Counter

(B)  Forward foreign currency contracts outstanding at July 31, 2012:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	July 31, 2012	(Depreciation)
Purchased:
9,434,000 British Pound settling 8/2/12	JPMorgan Chase	$14,770,988	$14,791,100	$20,112
48,440 British Pound settling 9/4/12	UBS	76,000	75,946	(54)
6,329,000 Euro settling 8/2/12	Deutsche Bank	7,758,721	7,787,200	28,479
21,503,000 Japanese Yen settling 9/10/12	BNP Paribas	274,816	275,348	532
53,488 Mexican Peso settling 12/3/12	HSBC Bank	3,950	3,975	25
53,488 Mexican Peso settling 8/15/12	JPMorgan Chase	4,092	4,017	(75)
171,030,410 Russian Ruble settling 9/27/12	Goldman Sachs	5,263,851	5,258,109	(5,742)
68,899 South African Rand settling 10/26/12	Barclays Bank	8,303	8,231	(72)
Sold:
3,600,080 Brazilian Real settling 10/2/12	HSBC Bank	1,760,000	1,737,365	22,635
664,000 British Pound settling 8/2/12	BNP Paribas	1,029,308	1,041,052	(11,744)
9,360,000 British Pound settling 9/4/12	JPMorgan Chase	14,654,942	14,674,798	(19,856)
8,770,000 British Pound settling 8/2/12	UBS	13,684,401	13,750,047	(65,646)
6,399,000 Euro settling 8/2/12	BNP Paribas	7,988,064	7,873,328	114,736
6,329,000 Euro settling 10/15/12	Deutsche Bank	7,766,158	7,794,366	(28,208)
5,630,903 Euro settling 10/15/12	UBS	6,937,681	6,934,637	3,044
20,792,954 Japanese Yen settling 9/10/12	UBS	266,000	266,256	(256)
53,488 Mexican Peso settling 8/15/12	HSBC Bank	3,990	4,017	(27)
223,567,350 Russian Ruble settling 9/27/12	Goldman Sachs	6,731,929	6,873,289	(141,360)
				$(83,477)

At July 31, 2012, the Fund held $1,310,000 in cash as collateral for derivative contracts.  Cash collateral may be invested in accordance with the Fund’s investment strategy.

(C) Open reverse repurchase agreements at July 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.35%	7/12/12	8/13/12	$21,824,243	$21,820,000
	0.60	6/22/12	9/24/12	8,075,380	8,070,000
	0.60	7/16/12	10/16/12	11,154,974	11,152,000
	0.67	6/15/12	9/20/12	1,935,692	1,934,000
	0.80	5/21/12	8/23/12	2,084,330	2,081,000
	0.80	7/16/12	10/16/12	12,921,593	12,917,000
	1.00	2/24/12	8/24/12	24,941,675	24,832,000
	1.00	2/24/12	8/27/12	7,111,270	7,080,000
	1.00	2/27/12	8/27/12	5,093,979	5,072,000
	1.25	2/24/12	8/27/12	1,850,158	1,840,000
Deutsche Bank	0.65	5/17/12	8/17/12	2,369,247	2,366,000
	0.65	5/23/12	8/22/12	1,320,667	1,319,000
	0.65	7/11/12	10/11/12	1,639,621	1,639,000
	0.75	5/23/12	8/22/12	2,195,197	2,192,000
	0.80	5/30/12	8/28/12	5,343,470	5,336,000
	0.80	6/1/12	8/28/12	3,381,577	3,377,000
	0.80	6/25/12	9/17/12	1,487,222	1,486,000
Goldman Sachs	0.35	7/24/12	8/13/12	1,446,112	1,446,000
	0.36	7/12/12	8/13/12	10,522,104	10,520,000
Royal Bank of Canada	1.837	6/12/12	12/11/12	3,434,741	3,426,000
Royal Bank of Scotland	0.65	5/15/12	8/17/12	451,635	451,000
Scotia Capital	0.32	7/12/12	8/13/12	81,524,490	81,510,000
UBS	0.52	6/15/12	9/18/12	7,519,101	7,514,000
	0.57	5/16/12	8/20/12	9,672,779	9,661,000
	1.00	3/1/12	8/29/12	4,263,041	4,245,000
	1.00	5/16/12	8/29/12	1,849,948	1,846,000
	1.10	2/24/12	8/29/12	2,014,741	2,005,000
					$237,137,000

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended July 31, 2012 was $260,512,299 at a weighted average interest rate of 0.62%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2012 was $252,635,496.

At July 31, 2012, the Fund held $613,847 in principal value of U.S. Treasury Bills as collateral for reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs.

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single source broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended July 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.  An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at July 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	7/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	—	$191,067,256	$6,312,131	$197,379,387
Corporate Bonds & Notes:
Airlines	—	3,332,526	10,523,447	13,855,973
All Other	—	159,340,676	—	159,340,676
U.S. Government Agency Securities	—	122,375,818	—	122,375,818
Asset-Backed Securities	—	52,458,785	2,740,861	55,199,646
Senior Loans:
Hotels/Gaming	—	—	1,485,000	1,485,000
Oil & Gas	—	—	883,965	883,965
All Other	—	17,247,730	—	17,247,730
Convertible Preferred Stock	$18,162,425	—	—	18,162,425
Sovereign Debt Obligations	—	8,140,254	—	8,140,254
Convertible Bonds	—	4,355,750	—	4,355,750
Municipal Bonds	—	2,817,385	—	2,817,385
Preferred Stock	974,885	—	—	974,885
U.S. Treasury Obligations	—	104,453	—	104,453
Warrants	—	—	36	36
Short-Term Investments	—	26,915,032	—	26,915,032
Total Investments in Securities - Assets	$19,137,310	$588,155,665	$21,945,440	$629,238,415
Other Financial Instruments* - Assets
Credit Contracts	—	$3,258,544	—	$3,258,544
Foreign Exchange Contracts	—	189,563	—	189,563
Total Other Financial Instruments* - Assets	—	$3,448,107	—	$3,448,107
Other Financial Instruments* - Liabilities
Credit Contracts	—	$(255,330)	—	$(255,330)
Foreign Exchange Contracts	—	(273,040)	—	(273,040)
Total Other Financial Instruments* - Liabilities	—	$(528,370)	—	$(528,370)
Total Investments	$19,137,310	$591,075,402	$21,945,440	$632,158,152

At July 31, 2012, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended July 31, 2012, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	10/31/11	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3**	Level 3***	7/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	$5,155,255	$494,052	$(23,422)	—	—	$61,203	$625,043	—	$6,312,131
Corporate Bonds & Notes:
Airlines	11,892,383	—	(1,245,504)	$14,175	$16,559	428,360	—	$(582,526)	10,523,447
Asset-Backed Securities	—	2,627,201	(36,083)	12,936	12,548	124,259	—	—	2,740,861
Senior Loans:
Hotels/Gaming	—	1,445,625	—	2,200	—	37,175	—	—	1,485,000
Oil & Gas	—	—	—	—	—	—	883,965	—	883,965
Warrants	—	36	—	—	—	—	—	—	36
Total Investments in Securities - Assets	$17,047,638	$4,566,914	$(1,305,009)	$29,311	$29,107	$650,997	$1,509,008	$(582,526)	$21,945,440
Other Financial Instruments* - Assets
Credit Contracts	$(9,932)	—	—	—	—	$16,199	—	$(6,267)	—
Total Investments	$17,037,706	$4,566,914	$(1,305,009)	$29,311	$29,107	$667,196	$1,509,008	$(588,793)	$21,945,440

*Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**Transferred out of Level 2 into Level 3 because single broker quote provided by third-party vendor was unobservable.

***Transferred out of Level 3 into Level 2 because evaluated price from a third-party vendor was available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at July 31, 2012 was $1,097,631.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2012.

	Ending Balance	Valuation	Unobservable
	at 7/31/12	Technique Used	Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed securities	$6,019,043	Third-Party pricing vendor	Single broker quote	$78.13-$87.00
Mortgage-Backed securities	293,088	Benchmark pricing	Security price reset	$0.55
Corporate Bonds & Notes	10,523,447	Third-Party pricing vendor	Single broker quote	$105.25-$114.50
Asset-Backed Securities	2,740,861	Benchmark pricing	Security price reset	$68.48
Senior Loans	2,368,965	Third-Party pricing vendor	Single broker quote	$93.00-$99.00
Warrants	36	Portfolio manager recommendation	Price	$0.01
Total Investments	$21,945,440

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.3a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: September 24, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: September 24, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: September 24, 2012